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                            THE MUNDER FUNDS
                     SUPPLEMENT DATED AUGUST 6, 1998
                     TO PROSPECTUS DATED JUNE 3, 1998
                             CLASS K SHARES OF:


                     MUNDER GROWTH OPPORTUNITIES FUND

                           INVESTMENT ADVISOR

The first paragraph under "STRUCTURE AND MANAGEMENT OF THE FUND--Who Manages and Services the Fund?--Investment Advisor" in the Prospectus is hereby deleted in its entirety and supplemented as follows:

     INVESTMENT ADVISOR. The Fund's investment advisor is Munder Capital Management, a Delaware general partnership with its principal offices at 480 Pierce Street, Birmingham, Michigan 48009. The principal partners of the Advisor are Old MCM, Inc. ("MCM"), Munder Group LLC and WAM Holdings, Inc. ("WAM"). MCM was founded in February 1985 as a Delaware corporation and was a registered investment advisor. WAM is an indirect, wholly-owned subsidiary of Comerica Incorporated which owns or controls approximately 88% of the partnership interests in the Advisor. As of March 31, 1998, the Advisor and its affiliates had approximately $50.5 billion in assets under management, of which $25.4 billion were invested in equity securities, $10.7 billion were invested in money market or other short-term instruments, $9.5 billion were invested in other fixed income securities and $4.9 billion in non-discretionary assets.










SUPGROPK98